Exhibit 99.1

Today’s presentations may contain forward-looking statements about
Allscripts Healthcare Solutions that involve risks and uncertainties.
These statements are developed by combining currently available information with Allscripts’ beliefs and assumptions. Forward-looking statements do not guarantee future performance. Because Allscripts cannot predict all of the risks and uncertainties that may affect it, or control the ones it does predict, Allscripts’ actual results may be materially different from the results expressed in its forward-looking statements. Allscripts undertakes no obligation to update such forward-
looking statements except when required by law. For a more complete discussion of the risks, uncertainties and assumptions that may affect
Allscripts, see the Company's Annual Report on Form 10-K for the year ended December 31, 2005, and recent Form 10-Q1; available at
www.sec.gov or on our website at www.allscript.com.
Safe Harbor

3 Financial Overview Bill Davis Chief Financial Officer

4 Top 10 Questions 1. How Did Allscripts Do in the Third Quarter? 4

5 Q3 Performance We will be announcing Q3 results on Thursday, October 26th after the close of the market Grant Thornton currently completing their review Audit of revenue 5

6 Top 10 Questions 2. How Does Allscripts Size the EHR Market? 6

Ambulatory EHR market is ~$5+ billion opportunity
~ 550,000 U.S. Physicians
X   76% EHR market opportunity
X ~$12,500 initial investment per physician
= ~$5 billion opportunity
Practice management solutions provide complementary product offering with significant incremental market opportunity
~10% to 20% of PM market being replaced each year
PM market ~ $1 to $2 billion per year
The EHR Market

8 Health Affairs Study 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% < 5 MDs 6-10 MDs 11-20 MDs 21+ MDs Implementation in process Fully implemented

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
< 5
MDs
6-10
MDs
11-20
MDs
21+
MDs
Health Affairs
Study
If you combine “fully implemented”
and “implementation in process”
you have a total % that have
bought an EHR
2,800+ survey responses w/ 700+
telephone surveys
Results are consistent with other
research in this area
Implementation in next 24 months
Implementation in process
Fully implemented

10 Top 10 Questions 3. What Impact Does the Renegotiated Agreement with IDX/GE Have on Allscripts’ Business? 10

IDX/GE Impact
Increased sales into IDX base since GE announcement in Q3 2005
EHR leads buying decisions, not PM
Reference sites are critical
One of every five IDX clients is an Allscripts client
One reference site = two year proposition
Royalty to IDX from 20% to 10% to 0%
Cooperation on interface extended to 2012
Novant agreement extends to June 2016

“Physician groups choose Allscripts because of the referencable customer base, leading product, and a successful implementation track record, not because of a piece of paper signed 5 years ago.”

12 Top 10 Questions 4. What Impact Will Stark Law Changes Have on Allscripts and the Market as a Whole? 12

Stark/Anti-Kickback
Overview
You can’t do this…
Anti-Kickback – I can’t give you
something (a kickback) for
referring patients to me or my
facility
On second thought…
eRx – A hospital (sponsor) can
now fund 100% of eRx (software,
hardware, implementation,
training, etc.)
EHR – A hospital (sponsor) can
now fund up to 85% of EHR
(software, implementation,
training, but not hardware)
A new source of
funding
A new sales
channel

14 Stark/Anti-Kickback Overview More reasons to move now! When they begin to move they… Look at ambulatory systems Look at what works Look at what physicians want…and they want Allscripts

All Patients/
Consumers
in the
Region
160 MD
Groups 80 MD
Groups
Stark/Anti-Kickback:
Unique Opportunity for Allscripts
40 MD
Groups
Only Allscripts Can Deliver Either Stand-Alone or Integrated…
Personal Health Record
Community Portal/Exchange
Electronic Health Record
e-Prescribing

16 Top 10 Questions 5. Is There Seasonality in Your Bookings? What About Revenue? 16

Seasonality
Short answer is yes…
Clinical Software Business
35% of our bookings historically have occurred in Q4.  Remaining 65%
tends to be evenly distributed over first three quarters
TouchWorks revenue largely insulated from seasonality due to revenue recognition policy.  HealthMatics less insulated due to more traditional software revenue recognition policy
Medication Distribution Business
Seasonality largely a function of when people are more likely to be sick
(Winter months) and distribution of flu vaccine (Q3 and Q4)
Physicians Interactive Business
Moderate amount of seasonality tied to large pharma budgeting process.
Less prominent than in Clinical Software Business

18 Top 10 Questions 6. Speaking of Revenue, Why Does Allscripts Have Different Revenue Recognition Policies for HealthMatics (A4 Ambulatory) and TouchWorks? 18

Revenue Recognition
HealthMatics
Services we provide are deemed
not “essential” to the software
Average installation ~ 1 to 3
months
We recognize software fees upon
installation of the software, and
service fees as services are
provided

TouchWorks
Services we provide are deemed
to be “essential” to the software
Average installation ~ 9 to 12
months
We recognize both service and
software fees on % of completion
basis over implementation period

TouchWorks
Example
(2,000 Implementation hours)
Q2 ’06
500 hours are worked
500 / 2,000 or 25% x $1.0 million  =
$250,000
Revenue Recognition
$1,000,000
$300,000 Service
$700,000 Software
HealthMatics
Example
Q2 ’06
Software installed and 50% of hours
completed
$170,000 + (30,000 x 50%) =
$185,000

$200,000
$30,000 Service
$170,000 Software

Diversified Backlog Provides Stability
and Strong Visibility
As of 6/30/06
($ in Millions)
As of 6/30/06
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$167.9 Million
$87.9
$87.9
$27.0
$27.0
$13.3
$13.3
$39.7
$39.7
Clinical Software
Maintenance Support
Information Services
Clinical Software Subscriptions
Clinical Software License/
Implementation Fees
Medication revenue and maintenance support beyond 1 year provides incremental visibility

22 Top 10 Questions 7. Are the Medication and Acute (ED and Canopy) Businesses Strategic to Allscripts? 22

23
Medication Business
Continue to view as low growth business
With that said…
Consistently delivers $44 to $45 million of profitable revenue
~ 10% operating margins
Affords us an opportunity to invest back into growth businesses
Motivated to “grow out of it” as quickly as possible
Renewed interest in medications dispensing
“Retailing” of healthcare
Strongest pipeline in years

24 E H R E H R Acute Businesses Our Solutions Ensure Continuity of Care Hospital Hospital Emergency Department (ED) Emergency Department (ED) Care Management Care Management INFORMATION INFORMATION

25 Top 10 Questions 8. When Is Allscripts Going to Provide Guidance for 2007? 25

$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
$220
$240
$260
$280
$300
$320
2004 2005 2006(E) 2007(E)
$100.8
$120.6
$220.0
$300.0
Pre-packaged
Medications
Information Services
Clinical Software and
Related Services
* Growth segments include Clinical Software and Related Services and Information Services
Growth Segments
($ in Millions)

$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
$220
$240
2004 2005 2006(E) 2007(E)
Solid Bookings Growth
Information Services
Clinical Software and
Related Services
$65.9
$89.5
$170.0
$240.0
($ in Millions)

28 28
Accelerated Growth Continues in 2007
2005 2006 (E) 2007 (E)
Revenues:
Software & Related Services $65.2 $165.0 $240.0
Prepackaged Medications 45.6 43.0 44.0
Information Services 9.8 12.0 16.0
Total Revenues $120.6 $220.0 $300.0
Gross Profit 54.9 115.0 159.0
Gross Profit % 45.5% 52.3% 53.0%
Income from Operations 9.2 19.0 41.0
Net Income $6.0 $11.3 $25.0
Weighted Average Shares Outstanding (Diluted) 43.1 54.0 64.0
Earnings per Share (Diluted) $0.14
(1)
$0.20 to $0.22 $0.42 to $0.44
(1)   2005 has been adjusted for income taxes to provide for comparability:
$9.7 MM Net Income, or $0.23 per diluted share, as reported less 38% taxes ($3.7 MM) = $6.0 MM, or $0.14 per diluted share
($ in Millions, except per share)

Impact of Convertible Debt
(for illustrative purposes only)
($ in Millions, except per share)
Non-Converted Converted Non-Converted Converted
GAAP Net Income $11.3 $11.3 $25.0 $25.0
Adjustments:
  Add Back Interest Expense 3.5 3.5
  Tax Effect of Interest Add-back @ 38% (1.3) (1.3)
Adjusted GAAP Net Income $11.3 $13.5 $25.0 $27.2
Diluted Shares Outstanding 54.0 54.0 56.7 56.7
  Add: Convertible Debt Shares 7.3 7.3
Adjusted Diluted Shares 54.0 61.3 56.7 64.0
GAAP Earnings Per Share $0.21 $0.22 $0.44 $0.43
Convertible Debt Convertible Debt
Anti-dilutive Dilutive in 2007
in 2006
2007 2006

30 Top 10 Questions 9. Is Allscripts Going to Use a “Non-GAAP” Earnings Metric in 2007?

2007 Earnings Metrics
Cash Earnings
($ in Millions, except per share)
2005 2006 (E) 2007 (E)
GAAP Net Income $9.7 $11.0 $25.0
Depreciation and Amortization 6.5 16.5 17.5
Income Taxes 0.0 7.0 16.0
Stock-Based Compensation 0.6 2.5 6.4
A4 One-Time Deal-Related Cost 0.0 1.0 0.0
Cash Earnings 16.8 38.1 64.9
Weighted Average Shares Outstanding (Diluted) 43.1 54.0 64.0
GAAP Earnings Per Share (Diluted) $0.23 $0.20 to $0.22 $0.42 to $0.44
Cash Earnings Per Share (Diluted) $0.39 $0.70 to $0.72 $1.04 to $1.06

2007 Earnings Metrics
Adjusted Earnings
($ in Millions, except per share)
2005 2006 (E) 2007 (E)
GAAP Net Income $9.7 $11.0 $25.0
Income Tax Provision @ 38% ($3.7) $0.0 $0.0
Acquisition-Related Amortization, net of taxes @ 38% $0.4 $6.4 $6.4
Stock-Based Compensation, net of taxes @ 38% $0.3 $1.6 $4.0
Adjusted Earnings $6.7 $19.0 $35.4
Weighted Average Shares Outstanding (Diluted) 43.1 54.0 64.0
GAAP Earnings Per Share (Diluted) $0.23 $0.20 to $0.22 $0.42 to $0.44
Adjusted Earnings Per Share (Diluted) $0.16 $0.34 to $0.36 $0.58 to $0.60

33 Top 10 Questions 33 10. What Is the Ongoing Operating Model for Each of Allscripts’ Businesses?

Business Operating Models
Medication Services
Annual revenue growth expected flat to low single digits
Gross margin of 18% to 20% of revenue
OI margin of 8% to 10% of revenue
(1)
Clinical Solutions
Annual revenue growth of approximately 35%+
Gross margin of 58% to 62% of revenue
OI margin of 20% to 22% of revenue
(1)
Physicians Interactive™
Annual revenue growth of approximately 25%+
Gross margin of 45% to 50%of revenue
OI Margin of 10% to 15% of revenue
(1)
(1) Reflects fully burdened operating expenses